UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2002

CORNERSTONE REALTY INCOME TRUST, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-12875 (Commission File Number)	54-1589139 (I.R.S. Employer Identification Number)

306 East Main Street, Richmond, VA (Address of principal executive offices)	23219 (Zip Code)

ITEM 5.    Other Events

On October 7, 2002, Cornerstone Realty Income Trust, Inc. issued a press release to announce earnings guidance and a new common stock dividend policy for 2003. The press release is attached to this report as an exhibit and is incorporated herein by this reference.

ITEM 7.    Financial Statements and Exhibits

C.    Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 7, 2002 (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY INCOME TRUST, INC.

By:	/s/ GLADE M. KNIGHT
Glade M. Knight, President

October 7, 2002